EXHIBIT D

                             1996 CALL-OFF CONTRACT
                                     between
                          National Bank of Alaska (NBA)
                                       and
                        General Communication, Inc. (GCI)(1)




- -------------------
(1)  In this document "********" are used in place of redacted information.

General Communication, Inc. (GCI)            - 1 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

                                                 TABLE OF CONTENTS
SECTION                                                                                                        PAGE
1.   DEFINITIONS..................................................................................................3


2.   STATUS.......................................................................................................3


3.   PROVISION OF SERVICES........................................................................................4


4.   DURATION.....................................................................................................4


5.   INVOICES AND PAYMENT.........................................................................................4


6.   MANAGEMENT ORGANIZATION......................................................................................5


7.   NO WAIVER....................................................................................................5


8.   SERVICE OF NOTICE............................................................................................5


9.    FURTHER ASSURANCES..........................................................................................6


10.  GOVERNING LAW................................................................................................6


11.   INVALIDITY..................................................................................................6


12.  ADDITIONAL TERMS AND CONDITIONS..............................................................................7


         SCHEDULE 1:  1996 SCOPE OF WORK..........................................................................8


         SCHEDULE 2:  SERVICE LEVELS.............................................................................14


         SCHEDULE 3:  1996 EXPECTED COST OF OPERATIONS (COOE) AND TARGET.........................................18


         SCHEDULE 4:  CHARGES AND BILLING INFORMATION............................................................20


         SCHEDULE 5:  NBA AND CONTRACTOR PREMISES................................................................22


         SCHEDULE 6:  AGENCY LETTER..............................................................................29


         SCHEDULE 7:  CONFIDENTIALITY LETTER.....................................................................31


         SCHEDULE 8:  ADDITIONAL TERMS AND CONDITIONS............................................................33


         SCHEDULE 9:  WAN DEPLOYMENT PROJECT.....................................................................35


         SCHEDULE 10:  LONG TERM CONTRACTS.......................................................................41


         SCHEDULE 11:  STANDARD LABOR, BENEFIT AND OVERHEAD RATES................................................44

General Communication, Inc. (GCI)            - 2 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

THIS CONTRACT is made the 20th day of December 1995.

BETWEEN

National Bank of Alaska whose registered offices are located at 301 West Northern Lights Blvd., Anchorage, Alaska 99503 (hereafter, "NBA") and General Communication, Inc. (GCI) whose registered offices are located at 2550 Denali St., Suite 1000, Anchorage, Alaska 99503 (hereafter, "The Contractor")

WHEREAS

By a Framework Agreement dated 9 November 1995 entered into between NBA and the Contractor, terms were agreed to whereby the Contractor or an Associated Company of the Contractor would provide or ensure the provision of telecommunication services to be available to NBA and other NBA Associated Companies in substitution for the telecommunication services which were immediately prior to the execution of this Contract either provided from within NBA or acquired from Third Party contractors; NBA now wishes the Contractor to provide the Services and the Contractor is able to provide the Services on the terms set out below in this Contract.

IT IS THEREFORE AGREED as follows:


1.       DEFINITIONS

         1.1. A glossary of Definitions which shall apply to the terms used in this Contract appears as Annex A to the Framework Agreement and shall be deemed to be incorporated in this Contract.

         1.2. In the event of conflict between this Contract and the Framework Agreement, the order of precedence shall be this Contract and the Framework Agreement.

         1.3. For the avoidance of any doubt, Services will include all telecommunications and related services described in Schedule 1.


2.       STATUS

         2.1. This Contract may only be modified if such modification is in writing and signed by a duly authorized representative of each Party.

         2.2. The following documents shall together form part of and shall be read with this Contract and shall represent the entire understanding between the Parties in relation to the subject matter hereof and supersede

General Communication, Inc. (GCI)            - 3 -                       FINAL
1996 Call-Off Contract                                                 4/25/96
                  all previous agreements and representations made by either Party, whether oral or written.

                  2.2.1.   The Framework Agreement

                  2.2.2.   The Schedules:

                           Schedule 1       Scope of Work
                           Schedule 2       Service Levels
                           Schedule         3 1996  Expected  Cost of  Operation
                                            (CoOE) and Target
                           Schedule 4       Charges and Billing Information
                           Schedule 5       NBA and Contractor Premises
                           Schedule 6       Agency Letter
                           Schedule 7       Confidentiality Letter
                           Schedule 8       Additional Terms and Conditions
                           Schedule 9       WAN Deployment Project
                           Schedule 10      Long Term Contracts


3.       PROVISION OF SERVICES

         The Contractor shall perform the Services in accordance with this Contract.


4.       DURATION

         The  Services   shall   commence  at  0001  hours  on  1  January  1996
         (Commencement Date) and shall continue until 2400 on 31 December 1996, unless extended by mutual agreement or subject to earlier termination.


5.       INVOICES AND PAYMENT

         5.1. In consideration of the provision of the Services NBA shall pay to the Contractor the Charges as provided for in Schedule 4.

                                      General Communication, Inc. (GCI)
                                      Accounts Payable Department
                                      2550 Denali St.
                                      Suite 900
                                      Anchorage, Alaska 99503

                                      Tel:           907-265-5600
                                      Fax:           907-265-5574
                                      Contact:       Richard A. Whitney
                                                     Director, Business
                                                     Development

General Communication, Inc. (GCI)            - 4 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

         5.2. The Contractor shall render invoices to NBA at the intervals and in the manner specified in Section 21 of the Framework Agreement.


6.       MANAGEMENT ORGANIZATION

         6.1. The NBA Partner Relations Manager shall be B. John Shipe, Executive Vice President, (907) 265-2860.

         6.2. The Contractor Representative shall be Richard A. Whitney, Director, Business Development, (907) 265-5301.


7.       NO WAIVER

         7.1. Failure by either Party to exercise or enforce any right conferred by the Contract shall not be deemed to be a waiver of any such right nor operate so as to bar the exercise or enforcement thereof or of any other right on any other occasion.

General Communication, Inc. (GCI)            - 5 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

8.       SERVICE OF NOTICE

         8.1. Any notice or other document which may be given by either Party under the Contract shall be deemed to have been duly given if left at or sent by pre-paid recorded delivery post or facsimile transmission (confirmed by letter sent by pre-paid recorded delivery post) to each Party's principal or registered office as set out below as an address to which notices, invoices and other documents may be sent:

                           NBA:       National Bank of Alaska (NBA)
                                      P.O. Box 100600
                                      Anchorage, Alaska 99510-0600

                                      Tel:           907-265-2860
                                      Fax:           907-265-2887
                                      Contact:       B. John Shipe
                                                     Executive Vice President


                  Contractor:         General Communication, Inc. (GCI)
                                      2550 Denali St.
                                      Suite 1000
                                      Anchorage, Alaska 99503

                                      Tel:           907-265-5600
                                      Fax:           907-265-5574
                                      Contact:       Richard A. Whitney,
                                                     Director Business
                                                     Development


         8.2. Any such communication shall be deemed to have been made to the other Party four days (4) from the date of posting (if by letter) and if by facsimile transmission on the day of such transmission provided the original of the communication is received by the other Party within 4 days of the date of transmission.


9.       FURTHER ASSURANCES

         The Contractor and NBA shall use all reasonable endeavors respectively to ensure that any Third Party necessary for the performance of the Services shall do, execute and perform all such further deeds, documents, assurances, acts and things as either of the Parties hereto may reasonably require by notice in writing to any other party to carry the provision of the Contract into full force and effect.

General Communication, Inc. (GCI)            - 6 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

10.      GOVERNING LAW

         This Contract shall, to the extent that any aspect or matter fails to be interpreted, conformed or adjudicated upon by the parties themselves, be dealt with in accordance with the laws of the United States and the State of Alaska. Any controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, such arbitration to take place in Anchorage, Alaska and judgment upon the award rendered by the Arbitrator(s) may be entered in any Court having jurisdiction thereof.


11.      INVALIDITY

         If any term or provision in the Contract shall in whole or in part be held to any extent to be illegal or unenforceable under any enactment or rule of law, that term or provision or part shall to that extent be deemed not to form part of the Contract and the enforceability of the remainder of the Contract shall not be affected.


12.      ADDITIONAL TERMS AND CONDITIONS

         Additional terms and conditions to the Framework Agreement terms and to this Contract are set out in Schedule 8.

                  IN WITNESS WHEREOF the Parties hereto have by duly authorized representatives set their hands the day and year first above written.



                  for and on behalf of                                 }

                  National Bank of Alaska (NBA)                        }



                  for and on behalf of                                 }

                  General Communication, Inc. (GCI)                    }

General Communication, Inc. (GCI)            - 7 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

                         SCHEDULE 1: 1996 SCOPE OF WORK




General Communication, Inc. (GCI)            - 8 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

1.       INTRODUCTION

         1.1.     General

                  GCI will provide the services described in this Scope of Work document at all NBA premises shown in Schedule 5. Services will include those associated with NBA's Branch Deployment, LAN upgrades and WAN Deployment as well as operational and management (O&M) services considered routine.

         1.2.     Assumptions

                      All on-site work performed will be handled as trouble requests, work requests or projects; centralized network management and other network services will be delivered pro-actively and will not be documented as one of the above;

                      Work requests or projects that are required which are extraordinary in terms of their work volume and/or time for completion will be treated as out-of-scope;


2.       SCOPE

         2.1      Service Transition

                  2.1.1.   Branch Deployment

                                Provide local coordination for overall Branch LAN/desktop equipment and service installation;

           Conduct site-surveys documenting all network and equipment;

                                Configure and install file server monitoring software, LAN hubs, and Help Desk monitoring platform;

           Install Branch LAN infrastructure (UPS, cable plant, hubs);

                                Coordinate and load configuration of NMS;

                                Establish    installation   and    configuration
                                standards;

                                Coordinate asset management;

General Communication, Inc. (GCI)            - 9 -                       FINAL
1996 Call-Off Contract                                                 4/25/96

                                Test hubs, routers and servers prior to shipment to Branches;

                                Install  file  servers,   client   desktops  and
                                printers in coordination with M&I;

                                Install necessary Branch dial-up connections;

                                Integrate   equipment  and  services  into  CNCC
                                management platform;

                                Conduct acceptance testing of Branch LAN and desktop infrastructure;

                                Remove, surplus terminals, printers, controllers and other legacy equipment per NBA instructions;

                                Coordinate     configuration,     testing    and
                                redeployment of retained client desktops and printers into new e-mail infrastructure;

                  2.1.2.   Upgrade Existing LAN Environments

                                Conduct site-surveys documenting all network and equipment;

                                Coordinate    purchase,     configuration    and
                                installation of all upgrade equipment, software and services;

                                Coordinate asset management;

           Integrate equipment/services into CNCC management platform;

                                Conduct acceptance testing of Branch LAN and desktop infrastructure;

                                Remove surplus terminals, printers, controllers and other legacy equipment per NBA instructions;

                  2.1.3.   WAN Deployment

                                Purchase, configure and install router, multiplexer and other WAN equipment which the contractor will provide for the in-state wide
                                area  network and the   backbone   network

General Communication, Inc. (GCI)            - 10 -                      FINAL
1996 Call-Off Contract                                                 4/25/96
                                between NBA's facilities in Anchorage, Alaska and M&I's facilities in Brown Deer, Wisconsin;

                                Provide, install and test public and private inter-branch data, voice and video services;

                                Integrate   equipment  and  services  into  CNCC
                                management platform;

                  2.1.4.   Voice Service Deployment

                                Analyze existing voice service environment and develop comprehensive implementation plan;

                                Transition all carrier services;

                                Modify, as appropriate, all PBX and key system leases;

                                Consolidate, as appropriate, all LEC and IXC local loop and DAL circuits;

         2.2      Operation and Management (O&M)

                  2.2.1.   Procurement, Set-up & Installation

                                Coordinate establishment of desktop computer configuration standards with the NBA Help Desk;

                                Provide   centralized  Setup  facility  for  all
                                desktop and server hardware; logistics support for shipment of computer hardware to sites;

                                Perform or coordinate physical installation of computer hardware on LANs;

                                Maintain relationships with key vendors and service providers to assure product and service support and continued knowledge of installed equipment, systems and services.

                  2.2.2.   Network Management

                                Monitor  network  devices and  associated  cable
                                plant   and   circuits;   provide   status   and
                                performance reports as required;

                                Provide proactive management of network devices to maintain established service levels;

General Communication, Inc. (GCI)            - 11 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                                Provide configuration management of desktop and service hardware; manage and maintain operating system integrity;

                                Initiate and coordinate change management for the following: (1) desktop, server hardware and operating systems; (2) hubs and other LAN equipment and circuits; (3) routers, multiplexers, modems and other WAN equipment;
                                (4) WAN private line circuits; (5) PBX and Key systems as applicable; (6) long distance services; (7) video conferencing systems and services.

                  2.2.3.   Trouble Requests

                                Provide necessary resolution and support for desktop hardware, operating system and network connectivity problems;

                                Provide necessary resolution and support for server hardware, operating system and network connectivity problems;

                                Respond to and resolve user telephone station equipment and voicemail and feature service problems;

                                Provide resolution of long distance calling or other service problems;

                                Provide necessary resolution and support for PBX hardware and service problems.

                                Provide necessary resolution and support for ATM hardware and service problems.

                  2.2.4.   Work Requests

                                Move, add, change of all telephone station equipment;

                                Move, add, change voicemail and features;

                                Move, add, change of all desktop computer and terminal equipment;

                                Move, add, change business telephone lines;

                                Desktop computer hardware installations that exceed user capability;

General Communication, Inc. (GCI)            - 12 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                  2.2.5.   Projects

                                Coordinate and perform telephone systems, LAN/WAN systems projects involving moving facilities and workgroups or service upgrades of an operational basis not categorized as Major Changes;

         2.3.     Change Management

                  2.3.1.   Tactical Management

                                Implement outage notification procedures in order to insure coordination between NBA, M&I and all other service providers involving all planned maintenance activity;

                                Coordinate asset management systems, processes and procedures with NBA to provide complete inventory control of all telecommunications, server and desktop equipment, systems, circuits and software assets;

                                Develop and maintain documentation for all equipment, system, circuit, network or software configuration, maintenance history, layout, revision level and status;

                  2.3.2.   Strategic Planning

                                Maintain  technical  expertise on all  currently
                                installed   and  in-use   equipments,   systems,
                                circuits, services and advances in technology;

                                Present telecommunications and desktop support plans, designs, options and technical summaries to NBA for review;

                                Provide   technical   consultancy  in  order  to
                                strategically meet all future telecommunications and desktop computing business requirements;

                                Continuously monitor and evaluate telecommunications technologies relevant to NBA's business requirements; advise NBA on adoption of new technologies;

General Communication, Inc. (GCI)            - 13 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                                            SCHEDULE 2: SERVICE LEVELS



General Communication, Inc. (GCI)            - 14 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

I.       PROBLEM/WORKFLOW MANAGEMENT
- ----------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ------------
                                     Immediate   Immediate     1 Hour      4 Hour      24 Hour       NBD      Negotiated
          Task/Activity               Logging     Response    Response    Response    Response     Response   Scheduling
- ----------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ------------

A. Trouble Requests

   o Desktop hardware
       0800 - 1800 M - F                 X                                   X(2)
       After hours                       X                                                            X

   o LAN Server
       0800 - 2100 M - F                 X           X
       After hours                       X                                   X(2)

   o Communications Hardware
       0800 - 1800 M - F                 X           X
       After hours                       X           X

   o Communications Circuits
       0800 - 1800 M - F                 X           X
       After hours                       X           X

   o CBX/PBX system
       0800 - 2100 M - F                 X           X
       After hours                       X                       X

   o Key System
       0800 - 1800 M - F                 X           X
       After hours                       X                       X(2)

   o Phone station equipment
       0800 - 1800 M - F                 X                       X
       After hours                       X                                                            X(2)

   o ATMs
       0800 - 1800 M - F                 X           X
       After hours                       X           X

- -----------------------------
2 May vary by location

General Communication, Inc. (GCI)            - 15 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

- ----------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ------------
                                     Immediate   Immediate     1 Hour      4 Hour      24 Hour       NBD      Negotiated
          Task/Activity               Logging     Response    Response    Response    Response     Response   Scheduling
- ----------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ------------
B. Work Requests

   o Phone station equip. MAC
       0800 - 1800 M - F                 X                                                X
       After hours                       X                                                X
       Large requests                    X                                                                         X

   o Voicemail/features
       0800 - 1800 M - F                 X                                                X
       After hours                       X                                                X
       Large requests                    X                                                                         X

   o Desktop computer/printer
         MAC
       0800 - 1800 M - F                 X                                                X
       After hours                       X                                                X
       Large requests                    X                                                                         X

   o Business telephone lines
       0800 - 1800 M - F                 X                                                                         X
       After hours                       X                                                                         X
       Large requests                    X                                                                         X
- ----------------------------------- ------------ ----------- ----------- ----------- ------------ ----------- ------------

C.  Projects

   o All projects
       0800 - 1800 M - F                 X                                                                         X
       After hours                       X                                                                         X
       Large requests                    X                                                                         X

General Communication, Inc. (GCI)            - 16 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

II.      NETWORK SERVICES

Network Services                                   Service Level
- ----------------------------------                 ----------------------------

On-line Uptime (0600 - 2100 AST);
seven days per week                                greater than 98% availability

ATM availability                                   98% availability

Backbone Service availability                      99.8% availability

POS availability                                   98.5% availability

Response Time (In-town)                            greater than or equal to
                                                   2 seconds

Response Time (Out-of-town)                        greater than or equal to
                                                   4 seconds

III.     SERVICE LEVEL PERFORMANCE CALCULATION

         A.       Problem/Workflow Management

                  for:     Trouble Reports                       -        TR
                           Work Orders                           -        WO
                           Projects                              -        P
                           Monthly Performance                   -        MP
                           Annual Performance                    -        AP
                           Occurrence greater than or
                             equal to Service Level              -        N1
                           Occurrences less than Service
                             Level                               -        N2

                  MPTR     =        (N1 / (N1 + N2)) * 100%
                  MPWO     =        (N1 / (N1 + N2)) * 100%
                  MPP      =        (N1 / (N1 + N2)) * 100%
                  MP       =        (MPTR * MPWO * MPP)
                  AP       =        (MPJan * MPFeb * MPMar * ... * MPDec)

         B.       Network Services
                  for:     On-line Uptime                        -       UP
                           ATM Availability                      -       ATM
                           Backbone Service Availability         -       BS
                           POS Availability                      -       POS
                           Monthly Performance                   -       MP
                           Annual Performance                    -       AP
                           # WAN Circuits                        -       Ckts

                  APUP =  (((525,600  * Ckts) - Outage  minutes)  /  (525,600  *
                          Ckts)) * 100%
                  MPATM = ((43,200  - Outage  Minutes) / 43,200)*100%
                  APBS =  ((525,600  - Outage  minutes) / 525,600) * 100%
                  MPPOS = ((43,200 - Outage Minutes) / 43,200) *100%

General Communication, Inc. (GCI)            - 17 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

         SCHEDULE 3: 1996 EXPECTED COST OF OPERATIONS (CoOE) AND TARGET


General Communication, Inc. (GCI)            - 18 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

     1.     Expected Cost of Operations (CoOE)


            a.   1995 Annualized Costs           ********


            b.   1996 Expected Cost Increases    ********


            c.   Total (1a + 1b)                            ********


     2.     ******** Percent of CoOE or Guarantee           ********


     3.     Target (1c-2)                                   ********


General Communication, Inc. (GCI)            - 19 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                   SCHEDULE 4: CHARGES AND BILLING INFORMATION


General Communication, Inc. (GCI)            - 20 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                                INVOICE SPECIMEN

                                    Month of




1.        Invoice Summary                             Current           YTD

          A.       Direct Costs                     -------------  -------------

          B.       Margin (Direct Costs)            -------------  -------------

          C.       Sub-contractor Costs             -------------  -------------

          D.       Margin (Sub-contractor Costs)    -------------  -------------

          E.       Network Services

                   i.        Network Management     -------------  -------------

                   ii.       Long Distance          -------------  -------------

                   iii.      Transport              -------------  -------------

2.        Current Month Detail

          A.       Direct Costs                     -------------  -------------

          B.       Margin (Direct Costs)            -------------  -------------

          C.       Sub-contractor Costs             -------------  -------------

          D.       Margin (Sub-contractor Costs)    -------------  -------------

          E.       Network Services

                   i.        Network Management     -------------  -------------

                   ii.       Long Distance          -------------  -------------

                   iii.      Transport              -------------  -------------

General Communication, Inc. (GCI)            - 21 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                     SCHEDULE 5: NBA AND CONTRACTOR PREMISES


General Communication, Inc. (GCI)            - 22 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

ANCHORAGE

Dimond                                           Dimond Mall
745 E. Dimond Boulevard                          800 E. Dimond Boulevard
Anchorage, AK 99515                              Suite 116
Manger:  Dan Keys                                Anchorage, AK 99515
(907) 267-5525                                   Manager:  Pam Sievers
(907) 267-5466 FAX                               (907) 267-5505
                                                 (907) 267-5383 FAX

Fifth Avenue                                     510 L Street
630 E. Fifth Avenue                              Anchorage, AK 99501
Anchorage, AK 99501                              Supervisor: Frances Pitts
Manager: Judy Ferguson                           (907) 263-2565
(907) 263-2501                                   (907) 263-2521 FAX
(907) 263-2514 FAX

Fourth Avenue                                    Frontier
446 W. Fourth Avenue                             7731 E. Northern Lights
                                                   Boulevard
Anchorage, AK 99501                              Anchorage, AK 99504
Manager: Karina Simmers                          Supervisor:  Judy Butchart
(907) 265-2734                                   (907) 265-2060
(907) 265-2039 FAX                               (907) 265-2067 FAX

Huffman                                          Main Office
1351 E. Huffman Road                             301 W. Northern Lights
                                                   Boulevard
Anchorage, AK 99516                              Anchorage, AK 99503
Manager:  Amy Penrose                            Manager: Bob Tannahill
(907) 267-5301                                   (907) 265-2809
(907) 267-5546 FAX                               (907) 265-2043 FAX

Minnesota-Benson                                 Northway Mall
1500 West Benson Boulevard                       3101 Penland Parkway
Anchorage, AK 99515                              Anchorage, AK 99508
Manager:  Jenny McClure                          Manager: Liza Dzurovcin
(907) 257-3200                                   (907) 263-2590
(907) 257-3218 FAX                               (907) 265-2996 FAX

General Communication, Inc. (GCI)            - 23 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Russian Jack                                     Sand Lake
5700 DeBarr Road                                 6961 Jewel Lake Road
Anchorage, AK 99504                              Anchorage, AK 99502
Manager:  Nancy Gillies                          Manager: Sarah Kipp
(907) 263-2574                                   (907) 267-5420
(907) 263-2531 FAX                               (907) 267-5426 FAX

Sears Mall                                       Spenard
600 E. Northern Lights Boulevard                 2709 Spenard Road
Anchorage, AK 99503                              Anchorage, AK 99509
Manager:  Kathy Hagedorn                         Manager:  Mary Webb
(907) 263-2533                                   (907) 263-2541
(907) 263-2539 FAX                               (907) 265-2023 FAX

FAIRBANKS

Bentley                                          College
32 College Road                                  794 University Avenue
Fairbanks, AK 99701                              Fairbanks, AK 99707
Manager:  Jami Spears                            Manager:  Vicki Kennebec
(907) 459-4363                                   (907) 474-4101
(907) 459-4366 FAX                               (907) 474-4130 FAX

Cushman                                          Gaffney
613 Cushman Road                                 620 Gaffney Road
Fairbanks, AK 99701                              Fairbanks, AK 99706
Manager:  Debbie Kimmell                         Manager:  Robin Ridington
(907) 459-4318                                   (907) 459-4373
(907) 459-4346 FAX                               (907) 459-4344 FAX

North Pole
381 Santa Claus Lane South
North Pole, AK 99705
Manager:  Oscar Calvillo
(907) 488-7507
(907) 488-5678 FAX

General Communication, Inc. (GCI)            - 24 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

OTHER BRANCHES

Barrow                                           Bethel
1078 Kiogak Street                               Bethel Native Corporation
                                                   Building
Barrow, AK 99723                                 460 Ridgecrest
Manager:  Joe Everhart                           Bethel, AK 99559
(907) 852-6200                                   Manager:  Carolyn Walters
(907) 852-3426 FAX                               (907) 543-3875
                                                 (907) 543-2125 FAX

Cordova                                          Cottonwood Creek Mall
515 Main Street                                  1701 Parks Highway
Cordova, AK 99574                                Wasilla, AK 99654
Manager:  Jon Stavig                             Manager:  Michelle Rodekohr
(907) 424-3258                                   (907) 376-6797
(907) 424-5758 FAX                               (907) 373-0252 FAX

Delta                                            Dillingham
Mile 166, Richardson Highway                     512 Seward Street
Delta Junction, AK 99737                         Dillingham, AK 99576
Manager:  Dave Durham                            Manager:  Julie Woodworth
(907) 895-4691                                   (907) 842-5284
(907) 895-1927 FAX                               (907) 842-2450 FAX

Eagle River                                      Glacier Valley
16600 Centerfield Drive                          9150 Glacier Highway
Eagle River, AK 99577                            Juneau, AK 99801
Manager:  Mark Underwood                         Manager:  Deborah Zenger
(907) 694-3129                                   (907) 789-9550
(907) 694-1435 FAX                               (907) 789-4220 FAX

Glennallen                                       Homer
Mile 187.5 Glenn Highway                         203 W. Pioneer Avenue
Glennallen, AK 99588                             Homer, AK 99603
Manager:  Darby Hobson                           Manager:  John Hoyt
(907) 822-3214                                   (907) 235-8151
(907) 822-3288 FAX                               (907) 235-6181 FAX

General Communication, Inc. (GCI)            - 25 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Juneau                                           Kenai
123 Seward Street                                11216 Kenai Spur Highway
Juneau, AK 99801                                 Kenai, AK 99611
Manager:  Roy Kyle                               Manager:  Ron Linegar
(907) 586-3324                                   (907) 283-7581
(907) 586-3997 FAX                               (907) 283-4082 FAX

Ketchikan                                        King Salmon
306 Main Street                                  #1 King Salmon Mall
Ketchikan, AK 99901                              King Salmon, AK 99613
Manager:  John Scoblic                           Manager:  Bernard Brown
(907) 225-2184                                   (907) 246-3306
(907) 225-1022 FAX                               (907) 246-3027 FAX

Kodiak                                           Kotzebue
202 Marine Way                                   Lagoon Street and Second
Kodiak, AK 99615                                 Kotzebue, AK 99752
Manager:  Jim Brenner                            Manager:  Alex Navarro
(907) 486-3126                                   (907) 442-3257
(907) 486-5879 FAX                               (907) 442-2157 FAX

Lake Street Branch                               Metlakatla
4014 Lake Street                                 Milton Street
Homer, AK 99603-7682                             Metlakatla, AK 99926
Supervisor:  Mary Covey                          Manager:  Charlene Brendible
(907) 235-2444                                   (907) 886-6363
(907) 235-5272 FAX                               (907) 886-5063 FAX

Mill Bay Branch                                  Nome
2645 Mill Bay Road                               250 E. Front Street
Kodiak, AK 99615                                 Nome, AK 99762
Manager:  Josie Barber                           Manager:  Mitch Erickson
(907) 486-6900                                   (907) 443-2223
(907) 486-2586 FAX                               (907) 443-2742 FAX

Palmer                                           Petersburg
705 South Bailey                                 201 N. Nordic Drive
Palmer, AK 99645                                 Petersburg, AK 99833
Manager:  Taka Tsukada                           Manager:  Bond Stewart
(907) 745-2161                                   (907) 772-3833
(907) 745-6059 FAX                               (907) 772-4881 FAX

General Communication, Inc. (GCI)            - 26 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Prince of Wales                                  Seattle
1330 Craig Klawock Highway                       One Union Square
Craig, AK 99921                                  600 University Street, #3420
Manager:  Kurt Mattle                            Seattle, WA 98101
(907) 826-3040                                   Manager:  Fred Richard
(907) 3044 FAX                                   (206) 621-9464
                                                 (206) 622-9488 FAX

Seward                                           Shoreline
908 Third Avenue                                 4966 N. Tongass Highway
Seward, AK 99664                                 Ketchikan, AK 99901
Manager:  Lori Draper                            Manager:  Piere Kaptanian
(907) 224-2220                                   (907) 247-7878
(907) 224-3711 FAX                               (907) 225-6868 FAX

Sitka                                            Skagway
300 Lincoln Street                               6th & Broadway
Sitka, AK 99835                                  Skagway, AK 99840
Manager:  Greg West                              Manager:  Kelly Roper
(907) 747-3226                                   (907) 983-2265
(907) 747-8081 FAX                               (907) 983-2128 FAX

Soldotna                                         Tongass
44552 Sterling Highway                           2415 Tongass Avenue
Soldotna, AK 99669                               Ketchikan, AK 99901
Manager:  Kurt Eriksson                          Manager:  Lori Freeman
(907) 262-4435                                   (907) 225-4141
(907) 262-5114 FAX                               (907) 225-0218 FAX

Valdez                                           Wasilla
337 Egan Drive                                   581 W. Parks Highway
Valdez, AK 99686                                 Wasilla, AK 99687
Manager:  Jacquelyn Robb                         Manager:  Jim Reaves
(907) 835-4745                                   (907) 376-5355
(907) 835-5762 FAX                               (907) 376-0298

Wrangell
115 Front Street
Wrangell, AK 99929
Manager:  Tom Saville
(907) 874-3341
(907) 874-3294 FAX

General Communication, Inc. (GCI)            - 27 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

OTHER LOCATIONS

Southeast Mortgage                               Northland Credit (3174)
9211 Lee Smith Drive                             3030 Denali Street
Juneau, AK 99803                                 Anchorage, AK 99503
Manager:  Karen King                             Manager:  John Higgins
(907) 789-7071                                   (907) 562-0266
(907) 789-7552 FAX                               (907) 562-2150 FAX

Northland Credit (3174)                          Northland Credit
                                                   (Dial-in Email)
201 Old Steese Highway, Suite 1                  1700 E. Parks Highway,
                                                   Suite 100
Fairbanks, AK 99701                              Wasilla, AK 99654
Manager:  Jim Carter                             Manager:  Larry Timmons
(907) 456-5263                                   (907) 376-7600
(9070 456-3677 FAX                               (907) 376-7557 FAX

Northland Credit (Dial-in Email)                 Northland Mortgage
                                                   (Dial-in Email)
Unknown at this time, open in 1996               2605 Denali Street
Juneau, AK 99803                                 Anchorage, AK 99503
Manager:                                         Manager:  Don Shepherd
(907) xxx-xxxx                                   (907) 274-5150
(907) xxx-xxxx FAX                               (907) 277-4081 FAX

Northland Mortgage (Dial-in Email)               Northland Mortgage
                                                   (Dial-in Email)
16331 Heritage Place, #100                       522 Third Street
Eagle River, AK 99577                            Fairbanks, AK 99701
Manager:  Trish Kastner                          Manager:  Liz Rhow
(907) 694-7872                                   (907) 452-5007
(907) 694-7292 FAX                               (907) 452-6005 FAX

Northland Mortgage (Dial-in Email)               Northland Mortgage
                                                   (Dial-in Email)
35551 Kenai Spur Highway                         951 E. Bogard Road, Suite 101
Soldotna, AK 99669                               Wasilla, AK 99701
Manager:  Sherri Rose-Jones                      Manager: Lynn Berry
(907) 262-3940                                   (907) 376-2308
(907) 262-4087 FAX                               (907) 376-0206 FAX

Northland Mortgage (Dial-in Email)
701 S. Bailey, Suite 200
Palmer, AK 99645
Manager:  Annie Davenport
(907) 746-7821
(907) 746-7825 FAX

General Communication, Inc. (GCI)            - 28 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                            SCHEDULE 6: AGENCY LETTER








General Communication, Inc. (GCI)            - 29 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

20 December 1996


Richard A. Whitney
Director, Business Development
General Communication, Inc. (GCI)
2550 Denali St., Suite 1000
Anchorage, AK.  99503


Subject: Telecommunications Letter of Agency


Dear Richard:

National Bank of Alaska (NBA) hereby appoints GCI as its agent for the limited purpose of ordering, implementing and maintaining telecommunications services provided by any contractor, local exchange carrier, interexchange carrier, or enhanced/alternate service provider as may be necessary for GCI to manage/provide telecommunications services to NBA.

This agency relationship shall remain in effect until modified or revoked by NBA in writing. When GCI acts as agent, GCI is responsible, on behalf of NBA, for all such charges, including without limitation monthly charges, usage charges, installation charges, or applicable termination charges of the providers of telecommunications facilities, whether these charges are arranged to be billed directly to NBA or to GCI.

Neither NBA nor GCI shall be precluded by this appointment from dealing with carriers or providers in arranging for telecommunications services or connections to other equipment separate from those associated with this agreement.

Sincerely,



B. John Shipe
Executive Vice President
National Bank of Alaska
P.O. Box 100600
Anchorage, Alaska  99510-0600

BJS:

General Communication, Inc. (GCI)            - 30 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                       SCHEDULE 7: CONFIDENTIALITY LETTER








General Communication, Inc. (GCI)            - 31 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

15 December 1995


B. John Shipe
Executive Vice President
National Bank of Alaska
P.O. Box 100600
Anchorage, Alaska 99510-0600


Subject: Confidentiality of Information


Dear John:

During our recent business development and contract negotiations, we discussed many aspects of the business and operations of our companies. Certain information disclosed is confidential and has consistently been considered and treated by each of us as trade secrets. I refer particularly to information regarding customers, pricing policies, certain telecommunications service equipment, product/service/network development and general business practices associated with our outsourcing business. This information was disclosed for use solely in connection with developing and operating a strategic business relationship between our companies consistent with our Framework Agreement.

I am writing to confirm the understanding which we reached and documented in our Framework Agreement that all involved employees and agents of both companies will not disclose, use for their own benefit, or otherwise appropriate such trade secrets or confidential information, except internally to the extent necessary to conduct our joint business.

If I have correctly expressed our understandings, please sign and date this letter.





General Communication, Inc.                      National Bank of Alaska

Richard A. Whitney, Director                     B. John Shipe
Business Development                             Executive Vice President
Dated:                                           Dated:

General Communication, Inc. (GCI)            - 32 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                   SCHEDULE 8: ADDITIONAL TERMS AND CONDITIONS



General Communication, Inc. (GCI)            - 33 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Per discussion with G. Dalton (12/13/95) the following Framework Agreement Sub-Section 15.2 is amended as follows:

         15.2 In 1996, NBA and the Contractor shall in respect of the Services to be provided agree to an overall Target. The Contractor shall provide the Services at a total charge to NBA which shall enable NBA to achieve its expectation of savings. The total charge to NBA, or Target, includes the Contractor's Expected Cost of Operations (CoOE) as defined in Annex A less
                  ********.


General Communication, Inc. (GCI)            - 34 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                                SCHEDULE 9: WAN DEPLOYMENT PROJECT


General Communication, Inc. (GCI)            - 35 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                              OUT OF SCOPE PROJECT

NAME:    WAN Deployment Project
LENGTH:  January 1, 1996 through March 1, 1996
VALUE:   ********

Overview

Engineer, furnish and install a statewide Branch Wide Area Network (WAN). This network is defined between intelligent wiring hubs located in each Branch or other defined location and the Anchorage Operations Center. The scope of work includes detail design, equipment selection, equipment/materials procurement, project planning, project management, testing, shipping, installation, integration and acceptance.

Pricing

Detailed pricing is included on the following pages. Project costs are summarized as follows:

         Deliverables (Equipment/materials)                  ********
         Labor:                                              ********
         Expenses (Travel/Lodging):                          ********

         TOTAL                                               ********

Terms

Equipment pricing will meet ********. All materials and labor will be invoiced at ********. Expenses will be invoiced directly. Cable plant installation pricing in Branches is currently being solicited via RFP. It will be billed on this contract on a ******** basis once firm pricing has been established.

Contractor will receive a bonus should the total invoiced amount for this project underrun the project budget shown in Pricing. This bonus shall be ******** of the variance between the total invoiced amount and the project budget.

All invoices will be due and payable on a Net 30 day basis.

General Communication, Inc. (GCI)            - 36 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Description                                                                Qty        Unit Price            Total
- ---------------------------------------------------------------------- -------- ----------------- ----------------
DELIVERABLES:

NBA Branch Site (41 Category 1 site)

56/64 DSU/CSU                                                             ****              ****             ****

Cisco 2509 router                                                         ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Dial restoral modem                                                       ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****

NBA Branch Site (7 category 2 sites)

56/64 DSU/CSU                                                             ****              ****             ****

Cisco 4000 router                                                         ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Dial restoral modem                                                       ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****

General Communication, Inc. (GCI)            - 37 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Description                                                                Qty        Unit Price            Total
- ---------------------------------------------------------------------- -------- ----------------- ----------------
NBA Branch Site (2 category 3 sites)

Cisco 2501 router                                                         ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Dial restoral modem                                                       ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****

NBA Branch Site (3 category 4 sites)
Cisco 2509 router                                                         ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Dial restoral modem                                                       ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****

General Communication, Inc. (GCI)            - 38 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Description                                                                Qty        Unit Price            Total
- ---------------------------------------------------------------------- -------- ----------------- ----------------
NBA Branch Site (3 category 5 sites)

Cisco 2501 router                                                         ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Dial restoral modem                                                       ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****

Anchorage Operation Center

Cisco 4700 router                                                         ****              ****             ****

Cisco 2512 router (16 async/2TR for dial restoral)                        ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Dial restoral modem                                                       ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****


POS Dial Restoral

Dial restoral modem                                                       ****              ****             ****

X.25 pad upgrade                                                          ****              ****             ****

X.25 switch upgrade                                                       ****              ****             ****

General Communication, Inc. (GCI)            - 39 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Description                                                                Qty        Unit Price            Total
- ---------------------------------------------------------------------- -------- ----------------- ----------------
M&I Data Processing Center

Cisco 4500-M router                                                       ****              ****             ****

Miscellaneous cables, connectors                                          ****              ****             ****

Code operated matrix switch                                               ****              ****             ****

Dialup maintenance modem                                                  ****              ****             ****

Equipment rack                                                            ****              ****             ****

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****


GCI Anchorage (CNCC)

Miscellaneous install materials/costs (tywraps, power etc.)               ****              ****             ****

Spares

     Spares @ ***** of deliverables ******                                ****                               ****

     Shipping @ *****                                                                       ****             ****

Description                                                       Qty      MH               Rate            Total
- --------------------------------------------------------------- ------ -------- ----------------- ----------------
LABOR:

Configure and test                                               ****     ****

Installation                                                     ****     ****              ****             ****

Installation travel to remote branch                             ****     ****              ****             ****

Engineering                                                      ****     ****              ****             ****

Project Management                                               ****     ****              ****             ****

Clerical                                                         ****     ****              ****             ****

Documentation/CADD                                               ****     ****              ****             ****

General Communication, Inc. (GCI)            - 40 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

Description                                                                Qty        Unit Price            Total
- ---------------------------------------------------------------------- -------- ----------------- ----------------
EXPENSES:

GCI Travel Expenses

Airfare                                                                   ****              ****             ****

Mileage                                                                   ****              ****             ****

Lodging                                                                   ****              ****             ****

Rental Vehicle                                                            ****              ****             ****

Per Diem                                                                  ****              ****             ****


Protocol Analyzer (rental for installation) 1 unit for 3 mos.             ****              ****             ****

BER test set (rental for installation) 4 units for 2 mos.                 ****              ****             ****

General Communication, Inc. (GCI)            - 41 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                        SCHEDULE 10: LONG TERM CONTRACTS


General Communication, Inc. (GCI)            - 42 -                      FINAL
1996 Call-Off Contract                                                 4/25/96

                                   Contract Term
   Contract         Contract            or
     Owner         Start Date      Depreciation                   Description                     Amount
- ---------------- --------------- ------------------ ----------------------------------------- ---------------
                                                                                                  ******
      GCI            1/1/96           Capital           Newbridge Multiplexer Equipment

      GCI            1/1/96           5 years           MCI-Hyperstream Frame Relay               TBD

General Communication, Inc. (GCI)            - 43 -                      FINAL
1996 Call-Off Contract                                                 4/25/96